1 TRISTATE CAPITAL | INVESTOR PRESENTATION TriState Capital Holdings, Inc. (Nasdaq: TSC) Third Quarter Ended September 30, 2021 Investor Presentation

2 TRISTATE CAPITAL | INVESTOR PRESENTATION Important Information Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months (TTM) ended September 30, 2021, compared to the same TTM period the year prior; and balance sheet data is as of September 30, 2021 compared to one year prior. Forward looking statements: This presentation may contain “forward- looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q, respectively. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. About this presentation

3 TRISTATE CAPITAL | INVESTOR PRESENTATION The strategic deal, which was made to benefit both clients and shareholders, is expected to close in 2022 On October 20, 2021, Raymond James Financial, Inc. (NYSE: RJF) and TriState Capital (Nasdaq: TSC) announced a definitive agreement under which Raymond James will acquire TriState Capital for $6.00 cash and 0.25 RJF shares for each share of TSC common stock, or $31.09 per TSC share based on the closing price of RJF on October 19, 2021. TriState Capital will continue to operate as a separately branded firm and as a stand- alone division and independently chartered bank subsidiary of Raymond James. Raymond James to Acquire TriState Capital Strategic Rationale • Strong teams with aligned values focused on putting clients first • Leadership position in attractive and high-growth securities-based lending enabled by industry-leading technology • Significant deposit and capital synergies to fuel TSC's strong growth • Diversifies deposit / funding sources • RJF clients will benefit from two bank charters • Experienced lending teams with excellent credit track record • Complementary asset management businesses • Attractive use of RJF's strong capital position Before making any voting or investment decision, investors and security holders of Raymond James Financial and TriState Capital Holdings are urged to read carefully the entire registration statement and proxy statement/ prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained on the SEC website, www.sec.gov, on the companies' investor relations websites, or from the companies' respective investor relations departments, in each case when they are available.

4 TRISTATE CAPITAL | INVESTOR PRESENTATION Why TSC Branchless, scalable and capital efficient model Premier private banking, commercial banking and niche investment management products and services to sophisticated corporate, institutional and high-net-worth clients Truly exceptional asset quality Unique and high quality lending relationships result in peer and industry leading asset quality metrics that keep credit costs low Fully organic revenue and balance sheet growth in 2020 with no PPP or mortgage lending Key Metrics ($000s) TTM at 9/30/21 Annual Growth Revenue1 $220,764 18% Deposits $10,756,141 31% Loans $9,869,011 29% AUM $11,454,000 19% Bank efficiency ratio 54.33% NPLs/ total loans 9 bps NCOs/ average loans 3 bps 1 Non-GAAP financial metric reconciled on slide 38.

5

Three Differentiated Businesses Drive Growth

BUSINESS	COMMERCIAL BANKING	PRIVATE BANKING	INVESTMENT MANAGEMENT
MARKETPLACE	Regional (primarily PA, OH, NJ, NY)	National	National
SALES	Regional loan offices	National and inside sales	National and inside sales
DISTRIBUTION	Businesses with annual revenues of $10M-$300M	RIAs Regional broker/dealers Non-bank trust companies Family offices	Institutional RIAs Wirehouses
SOLUTIONS	C&I and CRE lending Equipment finance Treasury & liquidity management Financial services & fund finance	Loans backed by marketable securities or prime-issuer cash value life insurance Treasury & liquidity management	Fixed income and equity management
CAPITAL REQUIREMENTS	Standard risk-based and leverage	Primarily non-risk weighted	Primarily for acquisition purposes
SIZE	$4B in loans	$6B in loans	$11B in AUM
KEY FEATURES	Exceptional credit quality	Exceptional credit quality Dominant provider of securities-based lending	6 strategies beating their respective 3- & 5-year benchmarks

TriState Capital Bank | TriState Capital Bank | Chartwell Investment Partners

TRISTATE CAPITAL | INVESTOR PRESENTATION

6 TRISTATE CAPITAL | INVESTOR PRESENTATION Sophisticated Client Solutions Businesses that are highly scalable with efficient use of capital for strong risk adjusted returns Model provides diversity of revenue and high credit quality reduces risk profile Three premier platforms that complement one another, have low correlation yet are symbiotic 1 1 Refers to Investment Fund Finance and Equipment Finance

7 TRISTATE CAPITAL | INVESTOR PRESENTATION Middle Market Commercial Lending Delivering 15% organic commercial loan growth YOY by sourcing and serving local clients through Mid-Atlantic representative offices 2021 growth reflects true, organic demand, and no PPP lending Bi lli on s Commercial Loans $1.92 $2.26 $2.88 $3.43 $3.67 CRE: owner-occupied CRE: non-owner occupied C&I 2017 2018 2019 2020 3Q21 $0B $1B $2B $3B $4B

8 TRISTATE CAPITAL | INVESTOR PRESENTATION 25% 25% 17% 17% 16% Western PA Eastern PA Ohio New Jersey New York 33% 14%22% 9% 3% 19% Finance & Insurance Service Real Estate Manufacturing Information All others 48% 9% 23% 1% 19% Non-owner-occupied Owner-occupied Multifamily/apartment Land Development Construction In-market relationships and diversified across industries, property type and geographies Middle Market Commercial Lending Commercial Loans $3.67B C&I Loans $1.34 CRE Loans $2.32B

9 TRISTATE CAPITAL | INVESTOR PRESENTATION Private banking loans collateralized by marketable securities • Fastest-growing loan product • Collateral monitored and priced daily through premier relationships by TSC experts and tech • Primarily marketable equity and fixed-income securities collateral • Minimal risk weighting - favorable regulatory capital treatment • Minimal reserve levels required under CECL • History of zero private banking losses since inception Capital Risk Profile 63% 37% Credit Risk Profile Responsible loan portfolio growth • Highly experienced lending and credit management talent • Expert teams dedicated to managing commercial and private banking loan credit risk, with career portfolio managers • Disciplined loan approval process • Commercial focus on the highest-quality borrowers with proven track records • Net charge-offs since 2008 total just $62M Product of differentiated model and investments in talent + tech Total Loans $9.87B Private Banking Commercial

10 TRISTATE CAPITAL | INVESTOR PRESENTATION Fastest Growing Portfolio Median LTV <30% Securities-based Lending Marketable securities collateral consist of liquid and primarily well-diversified portfolios Private Banking Loans over-collateralized by marketable securities or cash value life insurance (CVLI) policies from select, top-rated issuers No loss history TSC's fastest growing category of lending aimed at assisting financial advisors of all types provide enhanced value to their clients

11 TRISTATE CAPITAL | INVESTOR PRESENTATION Private Banking Loans TSC Network Advisors Unrivaled network of independent financial advisors, trust officers and family office executives seeking to add value for their clients TSC Network Firms Strong executive- and board-level relationships with broker-dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves Dominant independent provider of securities-based lending Private Banking Loans $2.27 $2.87 $3.70 $4.81 $6.20 2017 2018 2019 2020 3Q21 $0B $1B $2B $3B $4B $5B $6B $7B

12 TRISTATE CAPITAL | INVESTOR PRESENTATION FINANCIAL ADVISORS & their clients Independent Provider of Advisor Solutions Serving those who serve high net worth individuals and families Through our referral network of 322 firms, TSC provides holistic solutions for 60,000+ advisors and, in turn, their HNW clients, by: Complementing advisors capabilities with unique and essential products and services which can be integrated into their environments Customizing technology, including digital lending platform, and in-person delivery to meet their needs and clients' expectations Optimizing risk management and monitoring through smart and scalable proprietary collateral monitoring system Respecting their relationships by supporting, and not competing with, them Chartwell’s Niche Investment Products Securities- Based Private Bank Lending Future Products Treasury Management Services Premium Cash Management Future Services

13 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Strategies 20% 5% 59% 14% Value Equity Growth Equity Conservative Allocation Fixed Income Large Cap Equity Distribution Channels 74% 7% 9% 10% Institutional Subadvisory Mutual Funds Advisory Services/ Managed Accounts Chartwell Investment Partners 50+ person boutique asset manager located outside of Philadelphia offering equity and fixed income strategies $11.45B AUM Augmenting institutional inflows while building strong Advisory Services momentum: Advisory Services up to 19% in MRQ from 8% when Chartwell was acquired in 2014 $11.45B AUM 2%

14 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Performance Investment management fees provide significant income diversification, generating over 17% of total revenue1 and over 60% of non-interest income2 Strong investment performance contributed to positive net inflows of $499M for the first nine months of the year and new-business pipeline commitments of >$65M from institutional investors Continue to leverage distribution synergies to expand Advisor Services capabilities Chartwell's strategies provide strong risk-adjusted returns through active management 1 TTM data. Non-GAAP financial metric reconciled on slide 38. 2 Non-interest income excludes net gains on the sale of debt securities. 3 Strategies outperforming their respective benchmarks for the 3 and 5 years ended September 30, 2021shown in white font. strategies outperforming their respective benchmarks for 3 and 5 years3 EQUITY ORIENTED STRATEGIES Small Cap Value Smid Value Mid Cap Value Small Cap Growth Large Cap Growth Dividend Value Covered Call Intermediate High Grade Core High Grade Core Plus High Yield Short Duration BB- Rated High Yield Short Duration High Grade Corporate FIXED INCOME ORIENTED STRATEGIES Chartwell Income Fund 6

15 TRISTATE CAPITAL | INVESTOR PRESENTATION Non-Interest Income Engine 1 Non-GAAP financial metric reconciled on slide 38. 2 Non-interest income excludes net gains (losses) on the sale of debt securities. Chartwell contributes significant investment management fee income Back-to-back, loan-level interest rate swap offerings for clients provide non-interest fees No regulatory capital required to generate fees making meaningful top-line contribution 26% of TTM revenue1 from non-interest income2 Non-interest Income $46.7 $48.0 $52.4 $53.3 $56.5 Investment management Swaps Other Non-Interest Income/Revenue 2017 2018 2019 2020 TTM $0M $15M $30M $45M $60M 0% 25% 50% 75% 100% 2

16 TRISTATE CAPITAL | INVESTOR PRESENTATION Revenue Growth 1 Non-GAAP financial metric reconciled on slide 38. Organic loan growth drives net interest income Uncorrelated, but complementary, revenue streams enable robust organic growth complemented by strategic investment management acquisitions 12% compound annual revenue growth since 2016 Total Revenue $138 $161 $179 $191 $221 $91 $113 $127 $138 $164 $47 $48 $52 $53 $56 Net Interest Income Non-Interest Income, ex. Securities Gains/Losses 2017 2018 2019 2020 TTM $0M $50M $100M $150M $200M $250M 1

17 TRISTATE CAPITAL | INVESTOR PRESENTATION Superior Revenue/ Employee $708K TSC $10B-$20B Bank Median 2017 2018 2019 2020 3Q21 $100K $200K $300K $400K $500K $600K $700K $800K Operating Leverage Driven by revenue growth, scalable non-branch model and prudent expense management enable continued investment in growth 1.30% non-interest expense / average assets TTM, compared to 2.09% for the median peer1 Efficient branchless banking platform supports 54.33% bank efficiency ratio 2.07% all-in interest and non- interest expense / average deposits TTM, compared to 2.76% for the median peer1 Highly scalable investment manager, with Chartwell’s current business capable of doubling AUM 1 Peer data for bank holding companies with $10B-20B in assets for MRQ. 2 Analysis of MRQ net interest income plus non-interest income, annualized, divided by most recently available period-end FTE employees based on data from S&P Global Market Intelligence. 2

18

Treasury Management a Strategic Priority

82%

Treasury management deposits up ~82%

Growth in treasury management deposits to $2.45B contributed to ~43% total deposit growth, year-over-year

12

12 dedicated & experienced professionals

12 treasury management professionals providing high-touch service across regional footprint

511

More than 511 clients & growing

Including deposit-only clients with essential need for treasury management services

Investments in best-in-class talent and technology beginning in 2016 are paying off for our clients and our business

TRISTATE CAPITAL | INVESTOR PRESENTATION

19 TRISTATE CAPITAL | INVESTOR PRESENTATION 20% 18% 13%7% 5% 8% 15% 4% Lending Client - Operating Accounts Payment Processors Real Estate (Investments & Services) Financial Entities (Funds, Custody, Trust) Financial Intermediaries Family Offices & Foundations Bankruptcy C&I Non-Lending Non-Profit Organizations Financial Entities (Banks) Other Treasury Management Deposits Sophisticated capability, expertise within industry verticals, high-touch service, combined with transparent fee structures driving growth in product, balance and revenue Deposit Balances $2.45B Treasury Management Deposit Accounts $1.35 $1.46 $1.82 $2.27 $2.45 09/30/20 12 /31/2 0 03/31/2 1 06/30/21 09/30/21 $0.0B $1.0B $2.0B $3.0B 1 Includes broker dealers and advisory 2 Includes Third party and class action 2% 5% 3% 2 1

20 TRISTATE CAPITAL | INVESTOR PRESENTATION Commercial Allowance/ Commercial Loans (Excludes Private Bank Loans) 0.67% 0.50% 0.42% 0.95% 0.82% 2017 2018 2019 2020 3Q21 0.0% 0.4% 0.8% 1.2% 1.6% Designed to maintain low annual credit costs relative to peers Superior Credit Quality NPLs / Total Loans $4.2 $5.1 $6.6 $8.2 $9.9 0.08% 0.04% —% 0.12% 0.09% Total Loans NPLs / Total Loans 2017 2018 2019 2020 3Q21 0.0% 0.2% 0.4% 0.6% 0.8% $0B $2B $4B $6B $8B $10B NCOs / Average Loans 0.39% 0.47% 0.47% 0.45% 0.20% 0.10% 0.02% (0.03)% (0.01)% 0.01% 2017 2018 2019 2020 3Q21 0.0% 0.2% 0.4% 0.6% 0.8% Allowance/Total Loans 0.34% 0.26% 0.21% 0.42% 0.33% 2017 2018 2019 2020 3Q21 0.0% 0.4% 0.8% 1.2% 1.6% US Bank Aggregate

21 TRISTATE CAPITAL | INVESTOR PRESENTATION Reserve Expectations Reflects TSC's focus on high-quality and seasoned commercial borrowers, proactive approach to managing credit risk, and majority of portfolio in private banking loans collateralized by marketable securities 39-98 bps below the year-end average for U.S. commercial banks with $10B-$20B of assets, 2010-20 Low TSC allowance/loans ratio reflects attractive risk profile Allowance/ Total Loans TSC Allowance / Loans TSC Commercial Allowance/ Commercial Loans $10B-$20B Commercial Bank Average ALL/ Loans 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 3Q 21 0% 1% 2% 3%

22

Flexible Balance Sheet

Enables active management of interest rate risk in changing markets

Agile liability pricing

Majority of funding through variable rate deposits repriced monthly


~ 6%
~ 6%
~ 8%
Total
Deposits
$10.76B
~ 49%
~ 31%
Linked to EFF* or other benchmark
Rates set at bank discretion
Fixed-rate CDs (~5-7 month duration)
Other fixed-rate term
Non-interest bearing

* Effective Federal Funds Rate

Disciplined loan repricing

Effective use of interest rate floors


Floating Rate
94%
~ 87%
Total
Loans
$9.87B
~ 8%
~ 5%
Indexed to 30-Day LIBOR
Indexed to Prime or Other
Fixed-rate

TRISTATE CAPITAL | INVESTOR PRESENTATION

23 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Profile 4.72% 9.69% 6.61% 5.39% 11.06% 7.31% 3Q21 Holding Co. Capital Ratios Pro-forma Series C and warrant conversion Tangible common equity ("TCE") to tangible assets TCE ratio ex. private banking loans Tier 1 leverage ratio 0% 5% 10% 15% Strong Balance Sheet Leads to Capital Efficiency Over 66% of balance sheet is comprised of cash & equivalents, investments and private banking loans primarily collateralized by liquid marketable securities or cash value life insurance policies 1 1 See "Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items" for a reconciliation of these measures, which are not recognized under GAAP and are therefore considered to be non-GAAP financial measures, to their most directly comparable GAAP measures. “Pro-forma Series C and warrant conversion” reflects conversion of all outstanding Series C perpetual non-cumulative convertible non-voting preferred stock and warrants to TSC common stock. The company’s Series A and Series B non-cumulative perpetual preferred stock are not convertible. Period Ending Balance Sheet $4.78 $6.04 $7.77 $9.90 $12.16 10.30% 12.57% 11.47% 7.15% 10.67% Private Banking Channel Loans (net) Total Commercial Banking Loans (net) Cash and cash equivalents Total investment securities Goodwill and other intangibles, net Other assets Return on average common equity 2017 2018 2019 2020 3Q21 $0B $5B $10B $15B

24 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Strength Supports High-Growth Strategy Raised >$300M in past two years Raised $105M in new capital in 4Q20, issuing common stock, convertible preferred stock and warrants to funds managed by Stone Point Capital, LLC Raised >$97M in new capital in 2Q20 through registered offerings of subordinated notes Non-cumulative perpetual preferred stock offerings in 2018-19 raised $116M, providing additional Tier 1 capital for holding company Deployed $66M raised in ‘13 IPO in three accretive investment management acquisitions1 while organically growing balance sheet by >$7B Capital Ratios Holding Co. Bank Tier 1 leverage 6.61% 7.24% CET 1 risk-based 9.01% 12.94% Tier 1 risk-based 11.79% 12.94% Total risk-based 13.71% 13.38% 1 Chartwell acquisition closed 3/5/2014,TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018.

25 TRISTATE CAPITAL | INVESTOR PRESENTATION Investment Profile TSC is well positioned to produce robust earnings as we expand each of our businesses in 2021 and beyond 1 Market data as of October 21, 2021, shares outstanding as of 9/30/21 2 Collective ownership of officers, directors and their affiliated entities as a percentage of the company's common stock outstanding Investment Profile1 Closing Price $ 31.00 52-Week High $ 31.18 52-Week Low $ 12.09 Common Shares Outstanding 33.2 M Price/ LTM EPS 19.8x Price/ Book 1.6x Price/ Tangible Book 1.8x Float $ 27.8 M Average Daily Volume (3 mos.) ~ 250,000 Insider & Affiliate Ownership2 16%

26 TRISTATE CAPITAL | INVESTOR PRESENTATION Appendix

27 TRISTATE CAPITAL | INVESTOR PRESENTATION Average Share Count Actual Actual Actual Estimate Estimate For basic and diluted EPS calculations 1Q21 2Q21 3Q21 4Q21 2021 Diluted earnings per common share $ 0.35 0.41 0.44 Number of Weighted Average Basic Shares Outstanding Basic common shares outstanding 31,224,474 31,280,481 31,357,356 31,357,356 31,304,917 Additional shares from Series C conversion if all preferred dividends paid in kind and reinvested 4,727,272 4,807,272 4,887,272 4,967,272 4,847,272 Additional shares from warrant exercise if TSC common above $17.50 922,438 922,438 922,438 922,438 922,438 Total basic weighted average common shares outstanding for percentage allocation of net income 36,874,184 37,010,191 37,167,066 37,247,066 37,074,627 Percentage Allocation of Net Income Available: Allocation based on basic common shares outstanding 84.68% 84.52% 84.37% 84.19% 84.44 % Allocation for Series C conversion if all preferred dividends paid in kind and reinvested 12.82% 12.98% 13.15% 13.33% 13.07 % Allocation for warrant exercise if TSC common above $17.50 2.50% 2.49% 2.48% 2.48% 2.49% 100.00% 100.00% 100.00% 100.00% 100.00 % Number of Weighted Average Diluted Common Shares Outstanding: Basic common shares outstanding 31,224,474 31,280,481 31,357,356 31,357,356 31,304,917 Restricted stock dilution 801,798 719,504 664,729 664,729 712,690 Stock option dilution 160,762 147,773 124,137 124,137 139,202 Warrants dilution — — — — — Weighted average diluted common shares outstanding: 32,187,034 32,147,758 32,146,222 32,146,222 32,156,809 Calculating Net Income Available to Common Shareholders ($000s) Net income $ 16,200 18,780 20,016 Less: Preferred dividends on series A and B $ 1,962 $ 1,962 $ 1,963 $ 1,962 $ 7,849 Less: Preferred dividends on series C, if all preferred dividends paid in kind and reinvested $ 1,097 $ 1,115 $ 1,134 $ 1,153 $ 4,499 Net income available to common shareholders $ 13,141 15,703 16,919 Calculating Earnings Per Share Basic EPS = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average basic common s/o) Diluted EPS1 = ($ net income available to common shareholders) x (% allocation based on common s/o) ÷ (number of weighted average diluted common s/o) (1) Warrants issued on December 30, 2020 granting the right to purchase, subject to certain adjustments, an aggregate of 922,438 shares of TSC common stock at an exercise price of $17.50 per share. The warrants are antidilutive compared to the basic EPS calculation.

28

Key Performance Ratios

(Dollars in thousands)	As of and For the Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	As of and For the Years Ended December 31, 2020	December 31, 2019
Performance ratios:							
Return on average assets [1]	0.68%	0.69%	0.64%	0.51%	0.39%	0.50%	0.89%
Return on average common equity [2]	10.67%	10.37%	9.06%	7.87%	5.56%	7.15%	11.47%
Net interest margin	1.65%	1.63%	1.59%	1.53%	1.46%	1.58%	1.97%
Total revenue	$ 60,864	$ 57,658	$ 52,308	$ 49,934	$ 46,619	$ 191,201	$ 179,423
Pre-tax, pre-provision net revenue	$ 22,856	$ 23,233	$ 21,030	$ 15,498	$ 15,192	$ 68,098	$ 67,274
Bank efficiency ratio	54.79%	51.51%	50.59%	60.95%	58.73%	55.57%	54.49%
Non-interest expense to average assets	1.30%	1.27%	1.24%	1.40%	1.31%	1.35%	1.66%
Asset quality:							
Non-performing loans	$ 8,625	$ 11,175	$ 22,727	$ 9,680	$ 6,754	$ 9,680	$ 184
Non-performing assets	$ 10,803	$ 13,743	$ 25,451	$ 12,404	$ 9,478	$ 12,404	$ 4,434
Other real estate owned	$ 2,178	$ 2,568	$ 2,724	$ 2,724	$ 2,724	$ 2,724	$ 4,250
Non-performing assets to total assets	0.09%	0.12%	0.24%	0.13%	0.10%	0.13%	0.06%
Non-performing loans to total loans	0.09%	0.12%	0.27%	0.12%	0.09%	0.12%	—%
Allowance for credit losses on loans and leases	0.33%	0.35%	0.41%	0.42%	0.40%	0.42%	0.21%
Allowance for credit losses on loans and leases to non-performing loans	375.22%	291.52%	152.44%	357.75%	454.63%	357.75%	7,667.39%
Net charge-offs (recoveries)	$ 238	$ 2,253	$ 199	$ (109)	$ —	$ (279)	$ (1,868)
Net charge-offs (recoveries) to average total loans	0.01%	0.10%	0.01%	(0.01)%	—%	—%	(0.03)%
Investment management segment:							
Assets under management	$ 11,454,000	$ 11,511,000	$ 11,203,000	$ 10,263,000	$ 9,653,000	$ 10,263,000	$ 9,701,000
EBITDA	$ 1,847	$ 2,063	$ 1,916	$ 1,675	$ 1,551	$ 5,473	$ 5,824

(1) Net income divided by total average assets.
(2) Net income available to common shareholders divided by average common equity.

TRISTATE CAPITAL | INVESTOR PRESENTATION

29

Income Statement

(Dollars in thousands, except per share data)	For the Three Months Ended					For the Years Ended	
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	December 31, 2020	December 31, 2019
Income statement data:							
Interest income	$ 59,705	$ 55,555	$ 51,992	$ 51,010	$ 50,222	$ 217,095	$ 262,447
Interest expense	13,038	12,643	13,336	14,946	16,748	79,151	135,390
Net interest income	46,667	42,912	38,656	36,064	33,474	137,944	127,057
Provision (credit) for credit losses	—	96	224	2,972	7,430	19,400	(968)
Net interest income after provision for credit losses	46,667	42,816	38,432	33,092	26,044	118,544	128,025
Non-interest income:							
Investment management fees	9,436	9,451	9,000	8,564	8,095	32,035	36,442
Net gain (loss) on the sale and call of debt securities	33	98	(1)	133	3,744	3,948	416
Other non-interest income	4,761	5,295	4,652	5,306	5,050	21,222	15,924
Total non-interest income	14,230	14,844	13,651	14,003	16,889	57,205	52,782
Non-interest expense:							
Intangible amortization expense	477	478	478	478	478	1,944	2,009
Other non-interest expense	37,531	33,947	30,800	33,957	30,949	121,159	110,140
Total non-interest expense	38,008	34,425	31,278	34,435	31,427	123,103	112,149
Income before tax	22,889	23,235	20,805	12,660	11,506	52,646	68,658
Income tax expense	2,873	4,455	4,605	50	2,177	7,412	8,465
Net income	$ 20,016	$ 18,780	$ 16,200	$ 12,610	$ 9,329	$ 45,234	$ 60,193
Preferred stock dividends	3,097	3,077	3,059	1,987	1,962	7,873	5,753
Net income available to common shareholders	$ 16,919	$ 15,703	$ 13,141	$ 10,623	$ 7,367	$ 37,361	$ 54,440
Earnings per common share:							
Basic	$ 0.46	$ 0.42	$ 0.36	$ 0.37	$ 0.26	$ 1.32	$ 1.95
Diluted	$ 0.44	$ 0.41	$ 0.35	$ 0.37	$ 0.26	$ 1.30	$ 1.89

TRISTATE CAPITAL | INVESTOR PRESENTATION

30 TRISTATE CAPITAL | INVESTOR PRESENTATION Period-End Balance Sheet As of (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Period-end balance sheet data: Cash and cash equivalents $ 469,932 $ 529,453 $ 446,484 $ 435,442 $ 608,302 Total investment securities, net 1,429,613 1,337,658 1,231,074 842,545 820,223 Loans and leases held-for-investment 9,869,011 9,282,922 8,543,182 8,237,418 7,654,446 Allowance for credit losses on loans and leases (32,363) (32,577) (34,644) (34,630) (30,706) Loans and leases held-for-investment, net 9,836,648 9,250,345 8,508,538 8,202,788 7,623,740 Goodwill and other intangibles, net 62,478 62,955 63,433 63,911 64,389 Other assets 360,197 360,761 315,621 352,130 377,136 Total assets $ 12,158,868 $ 11,541,172 $ 10,565,150 $ 9,896,816 $ 9,493,790 Deposits $ 10,756,141 $ 10,191,433 $ 9,250,019 $ 8,489,089 $ 8,183,713 Borrowings, net 355,654 345,600 345,547 400,493 395,439 Other liabilities 233,035 209,571 195,298 250,089 271,438 Total liabilities 11,344,830 10,746,604 9,790,864 9,139,671 8,850,590 Preferred stock 180,443 179,343 178,243 177,143 116,079 Common shareholders' equity 633,595 615,225 596,043 580,002 527,121 Total shareholders' equity 814,038 794,568 774,286 757,145 643,200 Total liabilities and shareholders' equity $ 12,158,868 $ 11,541,172 $ 10,565,150 $ 9,896,816 $ 9,493,790

31 TRISTATE CAPITAL | INVESTOR PRESENTATION Capital Ratios As of September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 TSCH capital ratios: Tier 1 leverage ratio 6.61% 6.86% 7.13% 7.29% 6.23 % Common equity tier 1 risk-based capital ratio 9.01% 9.06% 9.10% 8.99% 8.48 % Tier 1 risk-based capital ratio 11.79% 11.94% 12.08% 11.99% 10.56 % Total risk-based capital ratio 13.71% 13.94% 14.18% 14.12% 12.85 % TSCB capital ratios: Tier 1 leverage ratio 7.24% 7.34% 7.65% 7.83% 7.00 % Common equity tier 1 risk-based capital ratio 12.94% 12.80% 12.98% 12.89% 11.89 % Tier 1 risk-based capital ratio 12.94% 12.80% 12.98% 12.89% 11.89 % Total risk-based capital ratio 13.38% 13.26% 13.49% 13.41% 12.46%

32 TRISTATE CAPITAL | INVESTOR PRESENTATION Loan Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Loan and Lease Composition 2021 2021 2021 2020 2020 Private banking $ 6,204,009 $ 5,713,562 $ 5,053,621 $ 4,807,800 $ 4,458,767 C&I 1,340,817 1,240,917 1,249,208 1,274,152 1,138,288 CRE 2,324,185 2,328,443 2,240,353 2,155,466 2,057,391 Loans and leases held-for-investment $ 9,869,011 $ 9,282,922 $ 8,543,182 $ 8,237,418 $ 7,654,446 Private banking 62.9% 61.5% 59.2% 58.4% 58.3 % C&I 13.6% 13.4% 14.6% 15.5% 14.9 % CRE 23.5% 25.1% 26.2% 26.1% 26.8 % Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0%

33 TRISTATE CAPITAL | INVESTOR PRESENTATION Deposit Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Deposit Composition 2021 2021 2021 2020 2020 Noninterest-bearing checking accounts $ 593,342 $ 513,529 $ 496,818 $ 456,426 $ 439,878 Interest-bearing checking accounts 4,057,005 4,371,659 3,373,915 3,068,834 3,024,007 Money market deposit accounts 5,220,946 4,383,597 4,449,317 3,927,797 3,662,860 Certificates of deposit 884,848 922,648 929,969 1,036,032 1,056,968 Total deposits $ 10,756,141 $ 10,191,433 $ 9,250,019 $ 8,489,089 $ 8,183,713 Noninterest-bearing checking accounts 5.5% 5.0% 5.4% 5.4% 5.3 % Interest-bearing checking accounts 37.7% 42.9% 36.4% 36.1% 37.0 % Money market deposit accounts 48.6% 43.0% 48.1% 46.3% 44.8 % Certificates of deposit 8.2% 9.1% 10.1% 12.2% 12.9 % Total deposits 100.0% 100.0% 100.0% 100.0% 100.0%

34

Average Balance Sheet

	Three Months Ended								
	September 30, 2021			June 30, 2021			September 30, 2020		
(Dollars in thousands)	Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate	Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate	Average Balance	Interest Income [(1)]/ Expense	Average Yield/ Rate
Assets									
Interest-earning deposits	$ 429,806	$ 155	0.14 %	$ 407,627	$ 114	0.11 %	$ 866,502	$ 278	0.13 %
Federal funds sold	12,629	2	0.06 %	11,502	2	0.07 %	9,071	2	0.09 %
Debt securities available-for-sale	415,855	1,664	1.59 %	266,264	886	1.33 %	561,378	1,804	1.28 %
Debt securities held-to-maturity	943,733	2,686	1.13 %	1,040,658	2,705	1.04 %	262,128	1,701	2.58 %
Equity securities	163	—	— %	—	—	— %	—	—	— %
FHLB stock	11,932	137	4.56 %	11,776	154	5.25 %	13,284	196	5.87 %
Total loans and leases	9,427,370	55,071	2.32 %	8,808,775	51,702	2.35 %	7,386,265	46,256	2.49 %
Total interest-earning assets	11,241,488	59,715	2.11 %	10,546,602	55,563	2.11 %	9,098,628	50,237	2.20 %
Other assets	382,763			347,923			420,887		
Total assets	$11,624,251			$10,894,525			$ 9,519,515		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 3,946,028	3,682	0.37 %	$ 3,852,078	$ 3,214	0.33 %	$ 2,866,303	$ 3,280	0.46 %
Money market deposit accounts	4,879,971	5,794	0.47 %	4,316,946	5,636	0.52 %	3,811,100	6,944	0.72 %
Certificates of deposit	899,855	1,004	0.44 %	929,906	1,256	0.54 %	1,121,824	3,674	1.30 %
Borrowings:									
FHLB borrowings	250,815	1,102	1.74 %	250,000	1,082	1.74 %	300,000	1,392	1.85 %
Line of credit borrowings	761	—	— %	—	—	— %	—	—	— %
Subordinated notes payable, net	95,619	1,456	6.04 %	95,565	1,455	6.11 %	95,601	1,458	6.07 %
Total interest-bearing liabilities	10,073,049	13,038	0.51 %	9,444,495	12,643	0.54 %	8,194,828	16,748	0.81 %
Noninterest-bearing deposits	528,897			460,601			407,079		
Other liabilities	213,552			203,033			274,480		
Shareholders' equity	808,753			786,396			643,128		
Total liabilities and shareholders' equity	$11,624,251			$10,894,525			$ 9,519,515		
Net interest income [(1)]		$ 46,677			$ 42,920			$ 33,489	
Net interest spread [(1)]			1.60 %			1.57 %			1.39 %
Net interest margin [(1)]			1.65 %			1.63 %			1.46 %

[(1)] *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

35

Average Balance Sheet

(Dollars in thousands)	2020 Average Balance	2020 Interest Income (1)/ Expense	2020 Average Yield/ Rate	2019 Average Balance	2019 Interest Income (1)/ Expense	2019 Average Yield/ Rate
	Years Ended December 31,					
Assets						
Interest-earning deposits	$ 775,276	$ 2,199	0.28 %	$ 313,413	$ 6,628	2.11 %
Federal funds sold	8,076	25	0.31 %	8,803	167	1.90 %
Debt securities available-for-sale	438,293	6,550	1.49 %	250,064	8,119	3.25 %
Debt securities held-to-maturity	246,054	6,439	2.62 %	193,443	6,921	3.58 %
Equity securities	—	—	— %	6,733	115	1.71 %
FHLB stock	14,994	1,098	7.32 %	18,043	1,270	7.04 %
Total loans and leases	7,255,035	200,839	2.77 %	5,669,507	239,328	4.22 %
Total interest-earning assets	8,738,320	217,155	2.49 %	6,460,006	262,548	4.06 %
Other assets	387,080			281,171		
Total assets	$ 9,125,400			$ 6,741,177		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 2,407,087	$ 14,493	0.60 %	$ 1,058,064	$ 21,480	2.03 %
Money market deposit accounts	3,812,942	35,095	0.92 %	2,943,541	69,336	2.36 %
Certificates of deposit	1,223,631	19,614	1.60 %	1,371,038	34,776	2.54 %
Borrowings:						
FHLB borrowings	330,314	6,095	1.85 %	394,480	8,639	2.19 %
Line of credit borrowings	6,243	261	4.18 %	1,234	68	5.51 %
Subordinated notes payable, net	59,078	3,593	6.08 %	17,335	1,091	6.29 %
Total interest-bearing liabilities	7,839,295	79,151	1.01 %	5,785,692	135,390	2.34 %
Noninterest-bearing deposits	408,313			267,846		
Other liabilities	239,137			128,618		
Shareholders' equity	638,655			559,021		
Total liabilities and shareholders' equity	$ 9,125,400			$ 6,741,177		
Net interest income (1)		$ 138,004			$ 127,158	
Net interest spread (1)			1.48 %			1.72 %
Net interest margin (1)			1.58 %			1.97 %

(1) *Calculated on a fully taxable equivalent basis.*

TRISTATE CAPITAL | INVESTOR PRESENTATION

36

Segments

(Dollars in thousands)	Three Months Ended September 30, 2021 Bank	Investment Management	Parent and Other	Consolidated	Three Months Ended September 30, 2020 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 59,705	$ —	$ —	$ 59,705	$ 50,222	$ —	$ —	$ 50,222
Interest expense	11,591	—	1,447	13,038	15,297	—	1,451	16,748
Net interest income (loss)	48,114	—	(1,447)	46,667	34,925	—	(1,451)	33,474
Provision for credit losses	—	—	—	—	7,430	—	—	7,430
Net interest income (loss) after provision for credit losses	48,114	—	(1,447)	46,667	27,495	—	(1,451)	26,044
Non-interest income:								
Investment management fees	—	9,780	(344)	9,436	—	8,293	(198)	8,095
Net gain on the sale and call of debt securities	33	—	—	33	3,744	—	—	3,744
Other non-interest income	4,768	(7)	—	4,761	5,027	23	—	5,050
Total non-interest income (loss)	4,801	9,773	(344)	14,230	8,771	8,316	(198)	16,889
Non-interest expense:								
Intangible amortization expense	—	477	—	477	—	478	—	478
Other non-interest expense	28,975	8,031	525	37,531	23,462	6,868	619	30,949
Total non-interest expense	28,975	8,508	525	38,008	23,462	7,346	619	31,427
Income (loss) before tax	23,940	1,265	(2,316)	22,889	12,804	970	(2,268)	11,506
Income tax expense (benefit)	2,719	(412)	566	2,873	2,357	251	(431)	2,177
Net income (loss)	$ 21,221	$ 1,677	$ (2,882)	$ 20,016	$ 10,447	$ 719	$ (1,837)	$ 9,329

TRISTATE CAPITAL | INVESTOR PRESENTATION

37

Segments

(Dollars in thousands)	Nine Months Ended September 30, 2021 Bank	Investment Management	Parent and Other	Consolidated	Nine Months Ended September 30, 2020 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 167,252	$ —	$ —	$ 167,252	$ 166,085	$ —	$ —	$ 166,085
Interest expense	34,629	—	4,388	39,017	61,844	—	2,361	64,205
Net interest income (loss)	132,623	—	(4,388)	128,235	104,241	—	(2,361)	101,880
Provision for credit losses	320	—	—	320	16,428	—	—	16,428
Net interest income (loss) after provision for credit losses	132,303	—	(4,388)	127,915	87,813	—	(2,361)	85,452
Non-interest income:								
Investment management fees	—	28,789	(902)	27,887	—	23,955	(484)	23,471
Net gain on the sale and call of debt securities	130	—	—	130	3,815	—	—	3,815
Other non-interest income	14,683	25	—	14,708	15,893	23	—	15,916
Total non-interest income (loss)	14,813	28,814	(902)	42,725	19,708	23,978	(484)	43,202
Non-interest expense:								
Intangible amortization expense	—	1,433	—	1,433	—	1,466	—	1,466
Other non-interest expense	77,201	23,300	1,777	102,278	64,462	20,498	2,242	87,202
Total non-interest expense	77,201	24,733	1,777	103,711	64,462	21,964	2,242	88,668
Income (loss) before tax	69,915	4,081	(7,067)	66,929	43,059	2,014	(5,087)	39,986
Income tax expense (benefit)	12,013	183	(263)	11,933	7,878	381	(897)	7,362
Net income (loss)	$ 57,902	$ 3,898	$ (6,804)	$ 54,996	$ 35,181	$ 1,633	$ (4,190)	$ 32,624

TRISTATE CAPITAL | INVESTOR PRESENTATION

38

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

(Dollars in thousands)	For the Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	For the Years Ended December 31, 2020	December 31, 2019
Total revenue:							
Net interest income	$ 46,667	$ 42,912	$ 38,656	$ 36,064	$ 33,474	$ 137,944	$ 127,057
Total non-interest income	14,230	14,844	13,651	14,003	16,889	57,205	52,782
Less: net gain (loss) on the sale and call of debt securities	33	98	(1)	133	3,744	3,948	416
Total revenue	$ 60,864	$ 57,658	$ 52,308	$ 49,934	$ 46,619	$ 191,201	$ 179,423
Less: total non-interest expense	38,008	34,425	31,278	34,436	31,427	123,103	112,149
Pre-tax, pre-provision net revenue	$ 22,856	$ 23,233	$ 21,030	$ 15,498	$ 15,192	$ 68,098	$ 67,274
Bank total revenue:							
Net interest income	$ 48,114	$ 44,356	$ 40,153	$ 37,515	$ 34,925	$ 141,756	$ 127,996
Total non-interest income	4,801	5,381	4,630	5,403	8,771	25,112	15,467
Less: net gain (loss) on the sale and call of debt securities	33	98	(1)	133	3,744	3,948	416
Bank total revenue	$ 52,882	$ 49,639	$ 44,784	$ 42,785	$ 39,952	$ 162,920	$ 143,047
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 28,975	$ 25,570	$ 22,655	$ 26,078	$ 23,462	$ 90,541	$ 77,945
Total revenue (denominator)	$ 52,882	$ 49,639	$ 44,784	$ 42,785	$ 39,952	$ 162,920	$ 143,047
Bank efficiency ratio	54.79 %	51.51 %	50.59 %	60.95 %	58.73 %	55.57 %	54.49 %

Revenue, a non-GAAP financial metric that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses, is the sum of net interest income and non-interest income, excluding net gains on the sale of debt securities. *For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com*

TRISTATE CAPITAL | INVESTOR PRESENTATION

39 TRISTATE CAPITAL | INVESTOR PRESENTATION For the Three Months Ended For the Years Ended September 30, June 30, March 31, December 31, September 30, December 31, December 31, (Dollars in thousands) 2021 2021 2021 2020 2020 2020 2019 Investment Management EBITDA: Net income $ 1,677 $ 1,196 $ 1,025 $ 1,167 $ 719 $ 2,798 $ 2,433 Interest expense — — — — — — — Income taxes expense (benefit) (412) 286 310 (74) 251 308 918 Depreciation expense 105 103 103 104 103 423 464 Intangible amortization expense 477 478 478 478 478 1,944 2,009 EBITDA $ 1,847 $ 2,063 $ 1,916 $ 1,675 $ 1,551 $ 5,473 $ 5,824 Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

40 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands, except per share data) September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Tangible book value per common share: Common shareholders' equity $ 633,595 $ 615,225 $ 596,043 $ 580,002 $ 527,121 Less: goodwill and intangible assets 62,478 62,955 63,433 63,911 64,389 Tangible common equity (numerator) $ 571,117 $ 552,270 $ 532,610 $ 516,091 $ 462,732 Common shares outstanding 33,154,343 33,176,934 33,160,605 32,620,150 29,828,143 Tangible book value per common share $ 17.23 $ 16.65 $ 16.06 $ 15.82 $ 15.51 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

41

Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items

	As of				
(Dollars in thousands, except per share data)	September 30, 2021	June 30, 2021	March 31, 2020	December 31, 2020	September 30, 2020
Tangible common equity ratio excluding private banking channel loans:					
Common shareholders' equity	$ 633,595	$ 615,225	$ 596,043	$ 580,002	$ 527,121
Less: goodwill and intangible assets	62,478	62,955	63,433	63,911	64,389
Tangible common equity (numerator)	$ 571,117	$ 552,270	$ 532,610	$ 516,091	$ 462,732
Plus: series C preferred stock conversion	64,364	63,264	62,164	61,064	
Plus: warrant exercise	16,143	16,143	16,143	16,143	
Tangible common equity (with series C preferred stock and warrants)	$ 651,624	$ 631,677	$ 610,917	$ 593,298	$ 462,732
Total assets	12,158,868	11,541,172	10,565,150	9,896,816	9,493,790
Less: goodwill and intangible assets	62,478	62,955	63,433	63,911	64,389
Tangible assets	$ 12,096,390	$11,478,217	$10,501,717	$ 9,832,905	$ 9,429,401
Tangible common equity ratio	4.72 %	4.81 %	5.07 %	5.25 %	4.91 %
Tangible common equity ratio (with series C preferred stock and warrants)	5.39 %	5.50 %	5.82 %	6.03 %	
Tangible assets	12,096,390	11,478,217	10,501,717	9,832,905	9,429,401
Less: private banking loans	6,204,009	5,713,562	5,053,621	4,807,800	4,458,767
Tangible assets excluding private banking loans (denominator)	$ 5,892,381	$ 5,764,655	$ 5,448,096	$ 5,025,105	$ 4,970,634
Tangible common equity ratio excluding private banking loans	9.69 %	9.58 %	9.78 %	10.27 %	9.31 %
Tangible common equity ratio excluding private banking loans, including series C preferred stock and warrants	11.06 %	10.96 %	11.21 %	11.81 %	

On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC.

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

TRISTATE CAPITAL | INVESTOR PRESENTATION

42 TRISTATE CAPITAL | INVESTOR PRESENTATION Reconciliation of Non-GAAP Financial Measures to GAAP Balance Sheet Items As of (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Total Tier 1 Capital $ 764,932 $ 743,882 $ 723,939 $ 707,711 $ 589,176 Plus: series C preferred stock conversion 64,364 63,264 62,164 61,064 Plus: warrant exercise 16,143 16,143 16,143 16,143 Total Tier 1 Capital (with series C preferred stock and warrants) $ 845,439 $ 823,289 $ 802,246 $ 784,918 $ 589,176 Averge Assets 11,568,920 10,839,164 10,159,340 9,710,204 9,457,741 Tier 1 Leverage ratio 6.61% 6.86% 7.13% 7.29% 6.23 % Tier 1 Leveage ratio (with series C preferred stock and warrants) 7.31% 7.60% 7.90% 8.08 % On December 30, 2020, the company closed on its previously announced capital raise, issuing common stock, Series C preferred stock and warrants to funds managed by Stone Point Capital, LLC. For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com